KING&WOOD
MALLESONS

Settlement deed

Dated 5 March 2012

Applicant
Destiny Software Productions Inc ("**Destiny**")

Respondents
The Shooting Star Picture Company Pty Ltd (ACN 063 741 328) ("**Shooting Star**")
Peter Christopher Skillman ("**Mr Skillman**")
D-Star Music Delivery Pty Ltd (ACN 150 119 976) ("**D-Star Music**")

Guarantor
Janelle Barbara Mason ("**Ms Mason**")

King & Wood Mallesons
Level 50
Bourke Place
600 Bourke Street
Melbourne Vic 3000
Australia
T +61 3 9643 4000
F +61 3 9643 5999
DX 101 Melbourne
www.mallesons.com
NJH/PSQ

Settlement deed

Details

Parties	Destiny ("**Applicant**") Shooting Star, Mr Skillman and D-Star Music (the "**Respondents**") Ms Mason (the "**Guarantor**")	
Destiny	Name	**Destiny Software Productions Inc**
	Address	750-650 West Georgia Street Vancouver, British Columbia Canada
Shooting Star	Name	**The Shooting Star Picture Company Pty Ltd**
	ACN	063 741 328
	Address	C/O Steve J Miller & Co 2A Rofe Street Leichhardt NSW 2040 Australia
Mr Skillman	Name	**Peter Christopher Skillman**
	Address	39 Bungan Head Road Newport NSW 2106 Australia
D-Star Music	Name	**D-Star Music Delivery Pty Ltd**
	ACN	150 119 976
	Address	C/O Steve J Miller & Co 2A Rofe Street Leichhardt NSW 2040 Australia
Ms Mason	Name	**Janelle Barbara Mason**
	Address	39 Bungan Head Road Newport NSW 2106 Australia
Recitals	**A**	On about 15 November 2007 the parties entered into an agreement ("**Agreement**") in relation to the marketing, promotion and sale of Destiny's Play MPE system in Australia and New Zealand.

B On 6 June 2011, Destiny instituted proceedings in the Federal Court of Australia, Proceeding number VID588 of 2011, against the Respondents ("**Proceedings**"), alleging that:

- Mr Skillman and Shooting Star had contravened the Australian Consumer Law;
- Shooting Star breached and repudiated the Agreement;
- Mr Skillman and Shooting Star breached fiduciary obligations owed to Destiny;
- D-Star Music knowingly assisted Shooting Star and/or Mr Skillman's dishonest or fraudulent conduct;
- Mr Skillman and Shooting Star misused confidential information contained in "recipient lists", which form part of the Play MPE system; and
- Shooting Star and Mr Skillman committed the tort of deceit.

In response, the Respondents alleged that Destiny owes Shooting Star a sum of money:

- for failing to pay Shooting Star its share of revenue received by Destiny in March, April and May 2011;
- for failing to pay Shooting Star its share of revenue received from customers in New Zealand; and
- for failing to comply with the "buy-out" clause in the Agreement when Destiny entered into a global contract with Universal Music Group, which included Australia.

(the "**Dispute**").

C Without admission of liability, Destiny and the Respondents have agreed to settle the Dispute and the Proceedings on the terms set out in this Deed.

Date of Deed See Signing page

Settlement deed

General terms

1 Interpretation

1.1 Definitions

These meanings apply unless the contrary intention appears:

Agreement has the meaning given in the Recitals

Australian Consumer Law means Schedule 2 to the *Competition and Consumer Act 2011* (Cth).

Dispute has the meaning given in the Recitals.

Event of Default has the meaning given in clause 2.8 (Event of Default).

GST has the meaning given by the GST Act.

GST Act means A New Tax System (Goods and Services Tax) Act 1999 (Cth).

Guarantor means Ms Mason.

A person is **Insolvent** if:

(a) it is (or states that it is) an insolvent under administration or insolvent (each as defined in the Corporations Act); or

(b) it is in liquidation, in provisional liquidation, under administration or wound up or has had a controller appointed to its property; or

(c) it is subject to any arrangement, assignment, moratorium or composition, protected from creditors under any statute or dissolved (in each case, other than to carry out a reconstruction or amalgamation while solvent on terms approved by the other parties to this Deed); or

(d) an application or order has been made (and in the case of an application, it is not stayed, withdrawn or dismissed within 30 days), resolution passed, proposal put forward, or any other action taken, in each case in connection with that person, which is preparatory to or could result in any of (a), (b) or (c) above; or

(e) it is taken (under section 459F(1) of the Corporations Act) to have failed to comply with a statutory demand; or

(f) it is the subject of an event described in section 459C(2)(b) or section 585 of the Corporations Act (or it makes a statement from which another party to this Deed reasonably deduces it is so subject); or

(g) it is otherwise unable to pay its debts when they fall due; or

(h) something having a substantially similar effect to (a) to (g) happens in connection with that person under the law of any jurisdiction.

Proceedings has the meaning given in the Recitals.

Property has the meaning given in clause 4.6 (Security: Ms Mason).

Related Entity or Related Entities has the meaning given in section 9 of the *Corporations Act 2001* (Cth).

Respondents means each of Shooting Star, Mr Skillman and D-Star Music.

Settlement Sum has the meaning given in clause 2.1 ("Payment by the Respondents").

Tax Invoice has the meaning given by the GST Act.

1.2 Headings

Headings are for convenience only and do not affect the interpretation of this Deed.

1.3 Currency

All references to dollars or $ is a reference to the lawful currency of Australia.

1.4 Time

All references to time are references to Melbourne, Australia, time.

1.5 Joint and several obligations

An agreement, representation or warranty by two or more persons binds them jointly and each of them individually.

2 Payment by the Respondents

2.1 Payment by the Respondents

Without any admission of liability, the Respondents agree to pay Destiny the amount of $825,000 ("**Settlement Sum**") in accordance with the Payment Schedule.

2.2 GST

The Settlement Sum, and all other consideration payable under this Deed, does not include GST. If a supply made under this Deed, or as a result of any breach of a term of this Deed, is subject to GST:

(a) the recipient of that supply must pay the supplier an amount equal to the GST payable by the supplier, at the same time as the consideration for that supply is given; and

(b) the supplier agrees to give the recipient a Tax Invoice for that additional amount upon payment.

2.3 Interest

The Respondents agree to pay interest on the amount outstanding of the Settlement Sum at the rate of 10.25% per annum compounding monthly from the date of this Deed until the Settlement Sum is paid.

2.4 When payment is due

(a) The Respondents will pay Destiny the Settlement Sum in instalments ("**Instalments**") in accordance with Schedule 1 (Payment schedule).

(b) The Respondents may at any time elect to pay the whole of the unpaid amount of the Settlement Sum, together with any accrued interest.

2.5 Payment method

Payment of each Instalment must be made by electronic funds transfer into an account nominated by Destiny from time to time. Unless Destiny notifies the Respondents otherwise, payments must be made into the following account:

(a) Bank: TD Canada Trust

(b) Beneficiary: Destiny Software Productions

(c) Branch number: 00360

(d) Institution number: 004

(e) Account number: 01-3040848

2.6 When payment is received

Each Instalment will be taken to have been received immediately upon the funds appearing in Destiny's nominated account.

2.7 Late payment

If payment of an Instalment is not made by the relevant due date, interest will accrue on the Instalment from that date at a rate of 25% p.a (instead of 10.25%) until such time as that Instalment together with the interest payable pursuant to this clause is paid in full.

2.8 Events of Default

An Event of Default occurs if:

(a) any of the Respondents or Guarantor become Insolvent;

(b) an Instalment has not been paid to Destiny on or before 30 days after the relevant due date;

(c) a party breaches clause 3.1 (Non-approach);

(d) within 60 days of execution of this Deed, a second mortgage has not been granted and registered in favour of Destiny in accordance with clause 4.6; or

(e) within 60 days of execution of this Deed, Destiny has not been able to register the security interests contemplated by clause 3.3 and 3.4 due to Shooting Star and/or D-Star Music failing to comply with their obligations under those clauses.

If an Event of Default occurs, any costs incurred by Destiny in enforcing its rights under this clause will be borne by the Respondents.

2.9 Consequence of Default

If an Event of Default occurs:

(a) Destiny may declare at any time by written notice to the Respondents that the full amount of the unpaid Settlement Sum, and any accrued interest, is immediately due and payable.

(b) If Destiny gives notice under clause 2.9(a):

(i) the unpaid Settlement Sum, and any accrued interest, is immediately due and payable;

(ii) the Respondents agree that Destiny is entitled to, and will consent to any application by Destiny for, default judgment for the unpaid Settlement Sum and any accrued interest; and

(iii) the Respondents agree that an affidavit by an authorised representative of Destiny exhibiting this Deed, as well as evidence of non-compliance will be sufficient evidence for the purpose of Destiny applying for such default judgment, and that the Respondents will execute consent orders giving effect to their consent to a default judgment application made pursuant to this clause.

2.10 Discharge of Securities

On payment of the Settlement Sum and any outstanding interest, the Applicant will provide to the Respondents and/or the Guarantor at their request discharges of the securities provided for in clauses 3.3, 3.4, 4 of this Agreement.

3 Respondents' other obligations

3.1 Non-approach

(a) The Respondents and their agents, employees, officers, representatives and Related Entities cannot at any time prior to 30 October 2015 approach or cause to be approached any of Destiny's or Destiny's Related Entities' clients (as outlined in Schedule 2 (Destiny's clients)) in relation to the provision of a digital audio media distribution service competing with Play MPE, whether that competing service is provided by Yangaroo Inc, or a third party, with a view to causing those clients to cease business relationships with Destiny or its Related Entities and to commence instead business relationships with the Respondents or their agents or Yangaroo Inc or any other third party and their employees, officers, representatives or Related Entities.

(b) For the avoidance of doubt, it is acknowledged that the above prohibition applies whether or not the Respondents or their Related Entities receive any benefit from any arrangement.

(c) For the avoidance of doubt, it is acknowledged that this Deed does not preclude the Respondents and their agents, employees, officers, representatives and Related Entities from:

(i) entering into a business relationship with Destiny's clients in the event that those clients first approach the Respondents or their agents, employees, officers, representatives and Related Entities; or

(ii) entering into a business relationship with any person in relation to the provision of a video media distribution service.

(d) For the avoidance of doubt, this clause operates until 30 October 2015 even if the Settlement Sum has been paid in full.

3.2 Non-disparagement

The parties agree not to make, or cause to be made, any adverse, critical, or disparaging statements, allegations or comments (whether expressly or by inference) with respect to the conduct of any other party in any professional or personal capacity, in any way related to the Dispute, the Proceedings, the circumstances recited in this Deed or anything in any way related to them.

3.3 Security: Shooting Star

Shooting Star agrees to take all steps necessary to grant a registered security interest (in a form acceptable to Destiny) in favour of Destiny over all its present and future assets and undertakings to secure Shooting Star's obligations under this Deed by no later than 60 days of the date of this Deed.

3.4 Security: D-Star Music

D-Star Music agrees to grant a registered security interest (in a form acceptable to Destiny) in favour of Destiny over all its present and future assets and undertakings to secure D-Star Music's obligations under this Deed by no later than 60 days of the date of this Deed.

4 Guarantor's obligations

4.1 Consideration

The Guarantor acknowledges that Destiny is acting in reliance on the Guarantor incurring obligations and giving rights under this Deed.

4.2 Guarantee

(a) The Guarantor unconditionally and irrevocably guarantees to Destiny the Respondents' compliance with the Respondents' obligations in connection with the Deed, including any obligations:

(i) arising from an Event of Default, including a judgment debt under clause 2.9; or

(ii) to otherwise pay money under this Deed.

(b) If the Respondents do not comply with their obligations on time and in accordance with the Deed, then the Guarantor agrees to comply with the Respondents' obligations on demand from Destiny (whether or not demand has been made on the Respondents). A demand may be made at any time and from time to time.

(c) It is agreed that upon registration of the second mortgage as provided for in Clause 4.6 of this Deed, the Guarantor will thereby be released from this separate Guarantee.

4.3 Indemnity

(a) The Guarantor indemnifies Destiny against any liability or loss arising from, and any costs Destiny incurs, if:

(i) the Respondents do not, or are unable to, comply with an obligation they have (including an obligation to pay money) in connection with the Deed; or

(ii) an obligation the Respondents would otherwise have under the Deed (including an obligation to pay money) is found to be void, voidable or unenforceable; or

(iii) an obligation the Guarantor would otherwise have under clause 4.2 ("Guarantee") is found to be void, voidable or unenforceable; or

(iv) a representation or warranty by the Respondents in the Deed is found to have been incorrect or misleading when made or taken to be made.

(b) The Guarantor agrees to pay amounts due under this clause on demand from the Destiny.

(c) It is agreed that upon registration of the second mortgage as provided for in Clause 4.6 of this Deed, the Guarantor will thereby be released from her obligations under this clause.

4.4 Extent of guarantee and indemnity

Subject to clauses 4.2(c) and 4.3(c) of this Deed, the guarantee and indemnity is a continuing obligation and extends to all of the Respondents' obligations in connection with the Deed. The Guarantor waives any right she has of first requiring Destiny to commence proceedings or enforce any other right, against the Respondents' or any other person, before claiming from the Guarantor under this Deed.

4.5 Acknowledgment

The Guarantor acknowledges that:

(a) before entering into this guarantee and indemnity, she was given a copy of the Deed and had full opportunity to consider the provisions of the Deed and to obtain legal advice in relation to its contents; and

(b) she is responsible for making herself aware of the financial position of the Respondents.

4.6 Security: Ms Mason

(a) Ms Mason agrees to grant Destiny with a second mortgage (in a form acceptable to Destiny) over the property at Lot 56, Plan 10423, known as 39 Bungan Head Road, Newport, 2106 ("**Property**"), within 60 days of the date of this Deed, to secure the obligations of the Respondents under this Deed.

(b) Ms Mason agrees and acknowledges that clause 4.6(a) creates an equitable interest in favour of Destiny over the Property, and that Destiny may lodge a caveat to protect that interest.

4.7 Warranty as to the sufficiency of the security

Ms Mason warrants and represents that the unencumbered equity in the Property is equal to or greater than the Settlement Sum.

5 Mutual releases

5.1 Release by Destiny

Upon execution of this Deed, Destiny:

(a) releases the Respondents from all claims and actions (including any claim for costs), present and future, relating to the Dispute and the Proceedings.

(b) agrees that the Respondents may plead this Deed to bar any claim or action (including any claim for costs) brought by Destiny relating to the Dispute and the Proceedings.

(c) agrees not to commence or maintain any claim or action (including any claim for costs) against the Respondents relating to the Dispute and the Proceedings (with the exception of a claim or action for breach or enforcement of this Deed);

(d) agrees to indemnify the Respondents against any liability, loss or costs arising from a breach of clause 5.1(c); and

(e) agrees to ensure that any person with whom it is associated in any way does not commence or maintain any claim or action (including any claim for costs) against the Respondents relating to the Dispute and the Proceedings.

5.2 Definition of "Respondents"

In clause 5.1 ("Release by Destiny"), the Respondents include the current and former officers, employees and agents of the Respondents.

5.3 Release by the Respondents

Upon execution of this Deed, the Respondents:

(a) release Destiny from all claims and actions (including any claim for costs), present and future, relating to the Dispute and the Proceedings;

(b) agree that Destiny may plead this Deed to bar any claim or action (including any claim for costs) brought by the Respondents relating to the Dispute and the Proceedings;

(c) agree not to commence or maintain any claim or action (including any claim for costs) against Destiny relating to the Dispute and the Proceedings (with the exception of a claim or action for breach or enforcement of this Deed);

(d) agree to indemnify Destiny against any liability, loss or costs arising from a breach of clause 5.3(c); and

(e) agree to ensure that any person with whom it is associated in any way does not commence or maintain any claim or action (including any claim for costs) against Destiny relating to the Dispute and the Proceedings.

5.4 Definition of "Destiny"

In clause 5.3 ("Release by Respondents"), "Destiny" includes the current and former officers, employees and agents of Destiny.

6 Finalisation of Proceedings

6.1 Parties to finalise Proceedings

Upon execution of this Deed, the parties will take all steps necessary to finalise the Proceedings on the basis that the Proceedings are to be discontinued with no order for costs.

6.2 Completion and filing of Notice of Discontinuance

For the purposes of clause 6.1 ("Parties to finalise Proceedings"), but without limiting their obligations under that clause:

(a) the parties will complete any Notice of Discontinuance required to be completed by them; and

(b) Destiny will file and serve that Notice of Discontinuance.

7 Costs

7.1 Costs

Each party will bear their own costs relating to the Proceedings, the preparation and execution of this Deed and the finalisation of the Proceedings.

8 Miscellaneous

8.1 Entire agreement

This Deed constitutes the entire agreement of the parties about its subject matter and supersedes all previous agreements, understandings and negotiations on that subject matter.

8.2 Reliance on their own information

Each party to this Deed acknowledges that they enter into the Deed voluntarily upon their own information, investigation and legal advice.

8.3 Severability

If the whole or any part of a provision of this Deed is void, unenforceable or illegal in a jurisdiction it is severed for that jurisdiction. The remainder of this Deed has full force and effect and the validity or enforceability of that provision in any other jurisdiction is not affected. This clause has no effect if the severance alters the basic nature of this Deed or is contrary to public policy.

8.4 Assignment

This Deed binds and benefits the parties and their respective successors and assignees.

8.5 Counterparts

This Deed may consist of a number of copies each signed by one or more parties to the Deed. If so, the signed copies are treated as making up the one document. .

8.6 When Deed takes effect

This Deed takes effect:

(a) if counterparts of the Deed are not used, when all parties have signed the Deed; or

(b) if counterparts of the Deed are signed, upon exchange.

8.7 Governing law

This Deed is governed by the law in force in Victoria, Australia. Each party submits to the non-exclusive jurisdiction of the courts of that place.

8.8 No set-off

All payments under this Deed, or pursuant to a judgment debt in accordance with clause 2.9 shall be made in full, without set-off, counterclaim, deduction and / or discount.

EXECUTED as a Deed.

Settlement deed

Signing page

DATED: March 5, 2012

EXECUTED by **DESTINY SOFTWARE PRODUCTIONS INC** of 750-650 West Georgia Street, Vancouver, British Columbia, Canada, in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:

Signature of director

STEVE VESTERGAARD

Name of director (block letters)

Signature of ~~director~~/company secretary*
*delete whichever is not applicable

FRED VANDENBERG

~~Name of director~~/company secretary*
(block letters)
*delete whichever is not applicable

EXECUTED by **THE SHOOTING STAR PICTURE COMPANY PTY LTD (ACN 063 741 328)** in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its director:

Signature of JANELLE BARBARA MASON who states that they are the sole director and sole company secretary of THE SHOOTING STAR PICTURE COMPANY PTY LTD (ACN 063 741 328)

SIGNED, SEALED AND DELIVERED by **PETER SKILLMAN** in the presence of:

Signature of witness

Name of witness (block letters)

Signature of PETER SKILLMAN

Settlement deed

Signing page

DATED: 5 . 3 . 12

EXECUTED by **DESTINY SOFTWARE PRODUCTIONS INC** of 750-650 West Georgia Street, Vancouver, British Columbia, Canada, in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:

....
Signature of director

....
Name of director (block letters)

....
Signature of director/company secretary*
*delete whichever is not applicable

....
Name of director/company secretary* (block letters)
*delete whichever is not applicable

EXECUTED by **THE SHOOTING STAR PICTURE COMPANY PTY LTD (ACN 063 741 328)** in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its director:

....
Signature of JANELLE BARBARA MASON who states that they are the sole director and sole company secretary of THE SHOOTING STAR PICTURE COMPANY PTY LTD (ACN 063 741 328)

SIGNED, SEALED AND DELIVERED by **PETER SKILLMAN** in the presence of:

....
Signature of witness

THERESA NGUYEN
Name of witness (block letters)

....
Signature of PETER SKILLMAN

EXECUTED by **D-STAR MUSIC DELIVERY PTY LTD (ACN 150 119 976)** in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:

Signature of director

PETER SKILLMAN

Name of director (block letters)

Signature of director/company secretary*
*delete whichever is not applicable

JANELLE MASON

Name of director/company secretary* (block letters)
*delete whichever is not applicable

SIGNED, SEALED AND DELIVERED by **JANELLE BARBARA MASON** in the presence of:

Signature of witness

THERESA NGUYEN

Name of witness (block letters)

Signature of JANELLE BARBARA MASON

Settlement deed

Schedule 1 – Payment schedule

In the following table, the Instalment amount includes the amount of interest payable.

No.	Instalment due date	Instalment amount	Interest	Balance remaining on Settlement Sum
				$ 825,000.00
1	March 31, 2012	-$ 50,000.00	$ 6,255.31	$ 781,255
2	April 30, 2012	-$ 50,000.00	$ 6,673.22	$ 737,929
3	May 31, 2012	-$ 14,050.00	$ 6,303.14	$ 730,182
4	June 30, 2012	-$ 14,050.00	$ 6,236.97	$ 722,369
5	July 31, 2012	-$ 14,050.00	$ 6,170.23	$ 714,489
6	August 31, 2012	-$ 14,050.00	$ 6,102.93	$ 706,542
7	September 30, 2012	-$ 14,050.00	$ 6,035.04	$ 698,527
8	October 31, 2012	-$ 14,050.00	$ 5,966.58	$ 690,443
9	November 30, 2012	-$ 14,050.00	$ 5,897.54	$ 682,291
10	December 31, 2012	-$ 14,050.00	$ 5,827.90	$ 674,069
11	January 31, 2013	-$ 14,050.00	$ 5,757.67	$ 665,777
12	February 28, 2013	-$ 14,050.00	$ 5,686.84	$ 657,413
13	March 31, 2013	-$ 14,050.00	$ 5,615.41	$ 648,979
14	April 30, 2013	-$ 14,050.00	$ 5,543.36	$ 640,472
15	May 31, 2013	-$ 14,050.00	$ 5,470.70	$ 631,893
16	June 30, 2013	-$ 14,050.00	$ 5,397.42	$ 623,240
17	July 31, 2013	-$ 14,050.00	$ 5,323.51	$ 614,514
18	August 31, 2013	-$ 14,050.00	$ 5,248.97	$ 605,713
19	September 30, 2013	-$ 14,050.00	$ 5,173.80	$ 596,837

No.	Instalment due date	Instalment amount	Interest	Balance remaining on Settlement Sum
20	October 31, 2013	-$ 14,050.00	$ 5,097.98	$ 587,885
21	November 30, 2013	-$ 14,050.00	$ 5,021.51	$ 578,856
22	December 31, 2013	-$ 14,050.00	$ 4,944.40	$ 569,750
23	January 31, 2014	-$ 14,050.00	$ 4,866.62	$ 560,567
24	February 28, 2014	-$ 14,050.00	$ 4,788.18	$ 551,305
25	March 31, 2014	-$ 14,050.00	$ 4,709.07	$ 541,964
26	April 30, 2014	-$ 14,050.00	$ 4,629.28	$ 532,544
27	May 31, 2014	-$ 14,050.00	$ 4,548.81	$ 523,042
28	June 30, 2014	-$ 14,050.00	$ 4,467.65	$ 513,460
29	July 31, 2014	-$ 14,050.00	$ 4,385.80	$ 503,796
30	August 31, 2014	-$ 14,050.00	$ 4,303.26	$ 494,049
31	September 30, 2014	-$ 14,050.00	$ 4,220.00	$ 484,219
32	October 31, 2014	-$ 14,050.00	$ 4,136.04	$ 474,305
33	November 30, 2014	-$ 14,050.00	$ 4,051.36	$ 464,306
34	December 31, 2014	-$ 14,050.00	$ 3,965.95	$ 454,222
35	January 31, 2015	-$ 14,050.00	$ 3,879.82	$ 444,052
36	February 28, 2015	-$ 14,050.00	$ 3,792.95	$ 433,795
37	March 31, 2015	-$ 14,050.00	$ 3,705.33	$ 423,451
38	April 30, 2015	-$ 14,050.00	$ 3,616.97	$ 413,018
39	May 31, 2015	-$ 14,050.00	$ 3,527.86	$ 402,495
40	June 30, 2015	-$ 14,050.00	$ 3,437.98	$ 391,883
41	July 31, 2015	-$ 14,050.00	$ 3,347.34	$ 381,181
42	August 31, 2015	-$ 14,050.00	$ 3,255.92	$ 370,387
43	September 30, 2015	-$ 14,050.00	$ 3,163.72	$ 359,500
44	October 31, 2015	-$ 14,050.00	$ 3,070.73	$ 348,521

No.	Instalment due date	Instalment amount	Interest	Balance remaining on Settlement Sum
45	November 30, 2015	-$ 14,050.00	$ 2,976.95	$ 337,448
46	December 31, 2015	-$ 14,050.00	$ 2,882.37	$ 326,280
47	January 31, 2016	-$ 14,050.00	$ 2,786.98	$ 315,017
48	February 29, 2016	-$ 14,050.00	$ 2,690.77	$ 303,658
49	March 31, 2016	-$ 14,050.00	$ 2,593.75	$ 292,202
50	April 30, 2016	-$ 14,050.00	$ 2,495.89	$ 280,648
51	May 31, 2016	-$ 14,050.00	$ 2,397.20	$ 268,995
52	June 30, 2016	-$ 14,050.00	$ 2,297.67	$ 257,243
53	July 31, 2016	-$ 14,050.00	$ 2,197.28	$ 245,390
54	August 31, 2016	-$ 14,050.00	$ 2,096.04	$ 233,436
55	September 30, 2016	-$ 14,050.00	$ 1,993.93	$ 221,380
56	October 31, 2016	-$ 14,050.00	$ 1,890.95	$ 209,221
57	November 30, 2016	-$ 14,050.00	$ 1,787.09	$ 196,958
58	December 31, 2016	-$ 14,050.00	$ 1,682.35	$ 184,590
59	January 31, 2017	-$ 14,050.00	$ 1,576.71	$ 172,117
60	February 28, 2017	-$ 14,050.00	$ 1,470.17	$ 159,537
61	March 31, 2017	-$ 14,050.00	$ 1,362.71	$ 146,850
62	April 30, 2017	-$ 14,050.00	$ 1,254.34	$ 134,054
63	May 31, 2017	-$ 14,050.00	$ 1,145.05	$ 121,149
64	June 30, 2017	-$ 14,050.00	$ 1,034.82	$ 108,134
65	July 31, 2017	-$ 14,050.00	$ 923.65	$ 95,008
66	August 31, 2017	-$ 14,050.00	$ 811.52	$ 81,769
67	September 30, 2017	-$ 14,050.00	$ 698.45	$ 68,418
68	October 31, 2017	-$ 14,050.00	$ 584.40	$ 54,952
69	November 30, 2017	-$ 14,050.00	$ 469.38	$ 41,371

No.	Instalment due date	Instalment amount	Interest	Balance remaining on Settlement Sum
70	December 31, 2017	-$ 14,050.00	$ 353.38	$ 27,675
71	January 31, 2018	-$ 14,050.00	$ 236.39	$ 13,861
72	February 28, 2018	-$ 13,979.63	$ 118.40	$ 0.00

Settlement deed

Schedule 2 - Destiny's clients

1 Confidentiality

All parties to this Deed agree that the contents of this Schedule 2 are confidential to Destiny. The parties agree not to use or disclose the information contained in this Schedule other than as:

(a) agreed to in writing by Destiny;

(b) necessary to obtain legal or financial advice;

(c) necessary to enforce any term of this Deed; or

(d) necessary to comply with legal obligations.

2 Destiny's clients

For the purposes of clause 3.1, Destiny's clients include each of the following Australian or New Zealand customers, so long as those customers have used Destiny's Play MPE system within the past 12 months:

(i) AAA Entertainment Pty Ltd (AUD);

(ii) ADA Australia;

(iii) AIR Labels Association (AUD);

(iv) Bandroom Records;

(v) Bangers N Mash;

(vi) Bergstein Entertainment & Company (AUD);

(vii) Big Moose Media;

(viii) Bombora;

(ix) Border Music;

(x) Chrissie Vincent Publicity;

(xi) Cohen Cooper Roberts;

(xii) Control Freak Music Limited;

(xiii) Cooperative Music Australia;

(xiv) Core Music (AUD);

(xv) Crossover;

(xvi) Damond Dog Records (AUD);

(xvii) Difmt Music (AUD);

(xviii) Digital Wagon;

(xix) Dirty Records;

(xx) Dust Devil Music;

(xxi) Eleven Music (AUD);

(xxii) Endgame Records (AUD);

(xxiii) Entertainment Marketing Group (AUD);

(xxiv) EO Music;

(xxv) EQ Recordings;

(xxvi) Estellar Publicity;

(xxvii) Footstomp Music (AUD);

(xxviii) Frequency Media;

(xxix) Heapsaflash;

(xxx) Icon Film;

(xxxi) IT Records;

(xxxii) Leon Lindsay Hill (AUD);

(xxxiii) Liberation New Zealand;

(xxxiv) Media Hammer (AUD);

(xxxv) Mercury Mobility;

(xxxvi) Mushroom Records;

(xxxvii) Musicadium;

(xxxviii) Musicadium Pty Ltd (AUD);

(xxxix) NZ On Air;

(xl) Possum Records;

(xli) Rhythm Method;

(xlii) Roadrunner Records (AUD);

(xliii) Roadshow Music (AUD);

(xliv) SBA Music;

(xlv) Shiny;

(xlvi) Shogun Distribution (AUD);

(xlvii) Song Front (AUD);

(xlviii) Stomp Pty Ltd (AUD);

(xlix) Tommy Boy;

(l) Universal Music Australia;

(li) Universal Music New Zealand;

(lii) Valleyarm Digital Pty Ltd (AUD);

(liii) VGM Marketing & Media (AUD);

(liv) Vicious;

(lv) Vitamin Records;

(lvi) Warner Music Australia (AUD);

(lvii) Warner Music New Zealand; and

(lviii) Woodlands Media (AUD).